================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                              --------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 25, 1999

                              --------------------


                                   JSCE, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                    0-11951                 37-1337160
(State or other jurisdiction      (Commission            (I.R.S. Employer
    of incorporation)             File Number)           Identification No.)

                      150 NORTH MICHIGAN AVENUE
                          CHICAGO, ILLINOIS                       60601
              (Address of Principal Executive Offices)          (Zip code)

       Registrant's Telephone Number, Including Area Code: (312) 346-6600

                              --------------------


          (Former name or former address, if changed since last report)

================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  On October 25, 1999, JSCE, Inc. (the "Company") completed the sale and lease assignment of approximately 980,000 acres of timberland in Florida, Georgia and Alabama to Rayonier Inc. pursuant to a Purchase and Sale Agreement effective as of July 28, 1999, as amended on October 21, 1999. The final purchase price, after adjustments, was $710 million. The Company received $225 million in cash on closing, with the balance $485 million in the form of installment notes. Proceeds from the notes of $440 million will be realized by mid-November upon completion of a note monetization program. The Company will use the proceeds from the sale for debt reduction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     A.  Financial Statements of Businesses Acquired.

         Not Applicable.

     B.  Pro Forma Financial Information.

         Unaudited Pro Forma Consolidated Financial Statements of JSCE, Inc., filed herewith.

     C. Exhibits. The following exhibits are filed as a part of this report:

         Exhibit No.      Description
         -----------      -----------

         2.1 Purchase and Sale Agreement, effective as of July 28, 1999, between Rayonier Inc. and Jefferson Smurfit Corporation (U.S.)

         2.2 Amendment to Purchase and Sale Agreement, dated October 21, 1999, between Rayonier Inc. and Jefferson Smurfit Corporation (U.S.)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JSCE, INC.

Dated: October 25, 1999                    \s\ Paul K. Kaufmann
                                              ------------------------
                                           Name: Paul K. Kaufmann
                                           Title: Vice President and Corporate
                                                  Controller

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

     The following unaudited pro forma condensed consolidated statements of operations and condensed consolidated balance sheet of JSCE, Inc. were prepared to illustrate the estimated effects of the sales transaction and monetization of installment notes as if the transaction had occurred for the statement of operations as of the beginning of the periods presented and for the balance sheet presentation as of June 30, 1999.

     The pro forma adjustments are based upon available information and upon certain assumptions that JSCE Inc. believes are reasonable. The pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements of JSCE, Inc. and the related notes thereto.

     The pro forma condensed consolidated financial statements are provided for informational purposes only in response to Securities and Exchange Commission ('SEC') requirements and do not purport to represent what JSCE, Inc.'s financial position or results of operations would actually have been if the sales transaction and monetization of installment notes had in fact occurred at such dates or or to project JSCE, Inc.'s financial position or results of operations for any future date or period.

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
                                   JSCE, INC.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet


                                                                                     June 30, 1999
                                                                   ------------------------------------------
                                                                        JSCE         Pro Forma       JSCE
                                                                     Historical     Adjustments   Pro Forma
                                                                   --------------  ------------  ------------
                                                                                   (In Millions)
                              ASSETS
Current assets:
        Cash and cash equivalents...............................    $      28      $    225 (a)    $     28
                                                                                       (225)(b)
        Receivables.............................................          335                           335
        Inventories.............................................          241                           241
        Deferred income taxes...................................           83                            83
        Prepaid expenses and other current assets...............           17                            17
                                                                     --------       -------         -------
             Total current assets...............................          704                           704
Property, plant and equipment, net..............................        1,471           (11)(a)       1,460
Timberland, net.................................................          259          (255)(a)           4
Goodwill, net...................................................          209                           209
Notes receivable from Smurfit-Stone Container Corporation.......          347                           347
Notes receivable................................................                        485 (a)
                                                                                       (485)(b)
Other assets....................................................          145           (13)(b)         161
                                                                                         29 (b)
                                                                     --------       -------         -------
                                                                     $  3,135       $  (250)        $ 2,885
                                                                     ========       =======         =======


                          LIABILITIES AND STOCKHOLDER'S
                                EQUITY (DEFICIT)
Current liabilities:
        Current maturities of long-term debt....................     $     57       $               $    57
        Accounts payable........................................          310                           310
        Accrued income taxes....................................                         61 (a)          56
                                                                                         (5)(b)
        Other accrued liabilities...............................          225            18 (a)         243
                                                                     --------       -------         -------
             Total current liabilities..........................          592            74             666
Long-term debt, less current maturities.........................        2,522          (665)(b)       1,857
Other long-term liabilities.....................................          273                           273
Deferred income taxes...........................................          277           105 (a)         376
                                                                                         (6)(b)
Stockholder's equity (deficit):
        Common stock and additional paid-in capital.............        1,128                         1,128
        Retained earnings (deficit).............................       (1,653)          260 (a)      (1,411)
                                                                                        (10)(b)
                                                                                         (8)(b)
        Accumulated other comprehensive income (loss)...........           (4)                           (4)
                                                                     --------       -------         -------
             Total stockholder's equity (deficit)...............         (529)          242            (287)
                                                                     --------       -------         -------
                                                                     $  3,135       $  (250)        $ 2,885
                                                                     ========       =======         =======

                 See accompanying notes to the Unaudited Pro Forma
                    Condensed Consolidated Financial Statements.

                 PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
                                  JSCE, INC.
            Pro Forma Condensed Consolidated Statements of Operations



                                                                 JSCE                    Pro Forma                  JSCE
                                                              Historical                Adjustments               Pro Forma
                                                            -------------             -------------               ---------
                                                                                      (In Millions)
Six Months Ended June 30, 1999:
        Net sales.....................................      $       1,515             $       (20)(c)             $    1,495
        Cost of goods sold............................              1,279                     (10)(c)                  1,276
                                                                                                7 (d)
        Selling and administrative expenses...........                165                      (4)(e)                    161
        Restructuring charge..........................                  9                                                  9
                                                            -------------             -----------                 ----------
        Income (loss) from operations.................                 62                     (13)                        49
        Interest (expense), net.......................                (93)                     29 (b)                    (64)
                                                            -------------             -----------                 ----------
        Income (loss) from continuing operations
                before income taxes, extraordinary item
                and cumulative effect of accounting
                change................................                (31)                     16                        (15)
        Benefit from (provision for) income taxes.....                 12                      (6)(f)                      6
                                                            -------------             -----------                 ----------
        Income (loss) from continuing operations
                before income taxes, extraordinary item and
                cumulative effect of accounting change      $         (19)            $        10                 $       (9)
                                                            =============             ===========                 ==========




Year Ended December 31, 1998:
        Net sales.....................................      $       3,022             $       (41)(c)             $    2,981
        Cost of goods sold............................              2,524                     (21)(c)                  2,523
                                                                                               20 (d)
        Selling and administrative expenses...........                290                      (6)(e)                    284
        Restructuring charge..........................                257                                                257
                                                            -------------             -----------                 ----------
        Income (loss) from operations.................                (49)                    (34)                       (83)
        Interest (expense), net.......................               (196)                     57 (b)                   (139)
        Other (expense), net..........................                 (5)                     (3)(e)                     (8)
                                                            -------------             -----------                 ----------
        Income (loss) from continuing operations
                before income taxes, extraordinary
                item and cumulative effect of
                accounting change.....................               (250)                     20                       (230)
        Benefit from (provision for) income taxes.....                 96                      (8)(f)                     88
                                                            -------------             -----------                 ----------
        Income (loss) from continuing operations
                before extraordinary item and cumulative
                effect of accounting change...........      $        (154)            $        12                 $     (142)
                                                            =============             ===========                 ==========

                See accompanying notes to the Unaudited Pro Forma
                   Condensed Consolidated Financial Statements.

            UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL DATA

                                   JSCE, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

(a)  To record:

         The sale and assignment of approximately 980,000 acres of owned and leased timberland in Florida, Georgia and Alabama to Rayonier Inc. pursuant to a Purchase and Sale Agreement effective as of July 28, 1999, as amended on October 21, 1999. The final purchase price, after adjustments, was $710 million consisting of $225 million in cash on closing and $485 million in installment notes.

         Closing costs of $18 million directly attributable to the sales transaction including financial advisory, legal and accounting fees.

         The gain on the sales transaction of $260 million, net of taxes of $166 million, is included in retained earnings in the pro forma balance sheet and is excluded from the pro forma statements of operations.

(b)   Balance Sheet

      To record cash proceeds and installment notes received as consideration upon closing and the subsequent monetization of the installment notes.

      Proceeds of $440 million from the note monetization program will be accounted for under SFAS #125 "Accounting for Transfer and Servicing of Financial Assets and Extinguishments of Liabilities". The cash proceeds and monetization transaction will be used to retire $100 million of the existing Tranche A term loan, due 2005 with a variable rate of 7.4% and $565 million of the existing
      Tranche B term loan due 2009 with a variable rate of 8%.

      The residual interest in the installment notes is included in the pro forma balance sheet at its estimated fair value.

      Write-off of deferred debt issuance costs of $13 million related to existing term loans. The extraordinary item of $8 million related to the early extinguishment of debt, is included in retained earnings in the pro forma balance sheet, but has been excluded from the pro forma statements of operations.

     Statements of Operations

                                                                            Six Months
                                                                              Ended           Year Ended
                                                                             June 30,        December 31,
                                                                              1999              1998
                                                                              ----              ----
     Additional interest expense on the monetized notes......................$  (20)           $   (40)
     Additional interest income on the installment notes.....................    20                 41
     Less interest expense on extinguished debt..............................    28                 54
     Less amortization of deferred debt issuance costs.......................     1                  2
                                                                             ------            -------
     Net interest expense decrease...........................................$   29            $    57
                                                                             ======            =======

(c) To eliminate timber sales to third party customers and related cost of goods sold.

(d) To eliminate the contribution margin provided by timber harvested for internal use. After the sales transaction, timber required for internal use will be purchased at market prices.

(e) To eliminate timberland selling, administrative and other expenses attributable to third party and internal operating activity.

(f) Tax effects are recorded assuming a 39% tax rate.

                                  EXHIBIT INDEX


    Exhibit No.   Description

         2.1 Purchase and Sale Agreement, effective as of July 28, 1999, between Rayonier Inc. and Jefferson Smurfit Corporation (U.S.)

         2.2 Amendment to Purchase and Sale Agreement, dated October 21, 1999, between Rayonier Inc. and Jefferson Smurfit Corporation (U.S.)





                            STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................'SS'